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                                                       Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 8, 2000 included in GulfMark Offshore, Inc.'s Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.


Arthur Andersen LLP
Houston, Texas
March 8, 2002




































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